Exhibit 10.12

AMENDMENT

TO THE edge therapeutics, inc.

2010 EQUITY INCENTIVE Plan

AMENDMENT TO THE EDGE THERAPEUTICS, INC. 2010 EQUITY INCENTIVE PLAN, made as of June 30, 2014 (this “Amendment”).

1.     Pursuant to Section 8 of the Edge Therapeutics, Inc. 2010 Equity Incentive Plan (the “Plan”), effective upon the approval of the stockholders of Edge Therapeutics, Inc., the second sentence of Section 3(a) of the Plan is hereby amended and restated to read as follows:

“3(a)     The maximum number of Shares that may be subject to Options or Restricted Stock under the Plan is 1,847,500.

Except as specifically provided in and modified by this Amendment, all of the terms and conditions of the Plan are hereby ratified and confirmed and references to the Plan shall be deemed to refer to the Plan as modified by this Amendment.

IN WITNESS WHEREOF, the Company has caused this Amendment to the Edge Therapeutics, Inc. 2010 Equity Incentive Plan to be executed by its duly authorized officers this 30th day of June, 2014.

EDGE THERAPEUTICS, INC.

By:	/s/ Brian A. Leuthner
Name: Brian A. Leuthner
Title: Chief Executive Officer